ASSIGNMENT AND
                             LICENSE-BACK AGREEMENT
                             ----------------------


     This AGREEMENT (this "Agreement") is made as of this 25th day of February, 1999 by and between UTMC MICROELECTRONIC SYSTEMS INC., a Delaware corporation with its principal offices located at 4350 Centennial Boulevard, Colorado Springs, Colorado (hereinafter ("UTMC"), and UNITED TECHNOLOGIES CORPORATION, a Delaware corporation doing business through its HAMILTON STANDARD DIVISION having a place of business at One Hamilton Road, Windsor Locks, Connecticut (hereinafter "UTC").


                              W I T N E S S E T H:
                              -------------------
     WHEREAS, contemporaneously herewith, UTC is entering into a Common Stock Purchase Agreement to sell all of the common stock of UTMC to Aeroflex Incorporated on the terms and subject to the conditions set forth therein (the "Stock Purchase Agreement"); and

     WHEREAS, in connection with the sale and purchase of UTMC's stock, UTC desires to transfer to UTMC, and UTMC desires to accept, all of UTC's rights, title and interest in, to and under certain intellectual property used by UTMC in connection with its business, subject to the grantback by UTMC to UTC of a non-exclusive, royalty-free license to such intellectual property, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the recitals and the mutual promises and covenants contained in this Agreement, the parties agree as follows:

     1. Transfer and Assignment. (a) Subject to the terms and conditions of this Agreement, UTC hereby assigns, transfers, conveys, delivers and grants to UTMC, and UTMC hereby accepts, all right, title and interest of UTC in, to and under the patents, patent applications and active patent projects listed on Attachment 1 (the "Intellectual Property"), for UTMC's own use and enjoyment and for the use and enjoyment of UTMC's successors, assigns or other legal representatives. UTC hereby requests the Commissioner of Patents and Trademarks or other appropriate governmental authority (whether foreign or domestic) to record UTMC as the assignee and owner of the Intellectual Property.

     2. Further Assurances. Consistent with the terms and conditions hereof, UTC shall execute, acknowledge and deliver to UTMC such deeds, assignments, endorsements, certificates and other further instruments of transfer and conveyance and shall take such further action as may be reasonably necessary to more effectively assign, transfer, convey and grant to UTMC the Intellectual Property.

     3. License to UTC. UTMC hereby grants to UTC a perpetual, non-exclusive, royalty-free, worldwide license under the Intellectual Property for the sole purpose of designing, developing and manufacturing integrated circuits and such other products as may fall within the scope of the Intellectual Property (the "Subproducts"), for UTC's internal manufacturing and assembly requirements in connection with the sale by UTC of products into which such Subproducts are incorporated, including the servicing and replacement by UTC of such Subproducts (the "Purpose"). UTC shall have the right to grant sublicenses of its rights hereunder for the Purpose to any individual, corporation, limited liability company, partnership or other entity (each, a "Person") that controls, is controlled by or is under common control with UTC. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, that the beneficial ownership of over 50 percent of the issued and outstanding voting securities of a Person shall be conclusively deemed to constitute "control" of such Person. UTC shall also have the right to sublicense the Intellectual Property to any supplier or other third party solely for the Purpose.

     4. Transfers. UTMC may not transfer ownership of any Intellectual Property unless such transfer is expressly subject to the license granted to UTC herein.

     5. Applications; Maintenance. UTMC shall have no obligation under this Agreement to file any patent applications or to secure any patent or maintain any patent in force. However, in the event UTMC decides to abandon the prosecution of or not pay the maintenance fee for a Patent, UTMC shall give UTC the opportunity to continue the prosecution, or to pay the maintenance fee, at UTC's expense. If UTC should elect to continue such prosecution or to pay such maintenance fee with respect to such Patent, UTMC shall promptly transfer to UTC all of UTMC's right, title and interest in, to and under such Patent, at no cost to UTMC.

     6.  Disclaimers.

     (a) EXCEPT AS EXPRESSLY SET FORTH IN THE STOCK PURCHASE AGREEMENT, UTC MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE INTELLECTUAL PROPERTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR SCOPE OF ANY OF THE INTELLECTUAL PROPERTY OR THAT ANY OF THE INTELLECTUAL PROPERTY DOES NOT INFRINGE THE RIGHTS OF OTHERS, AND UTC SHALL HAVE NO LIABILITY ARISING OUT OF ANY PRODUCT MADE BY UTMC OR ITS SUBLICENSEES UNDER THE INTELLECTUAL PROPERTY.

     (b)  UTMC  MAKES  NO   REPRESENTATION  OR  WARRANTY  WITH  RESPECT  TO  THE
INTELLECTUAL  PROPERTY,  EXPRESS  OR  IMPLIED,  INCLUDING  BUT  NOT  LIMITED  TO
WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR SCOPE OF ANY OF THE INTELLECTUAL PROPERTY OR THAT ANY OF THE INTELLECTUAL PROPERTY DOES NOT INFRINGE THE RIGHTS OF OTHERS, AND UTMC SHALL HAVE NO LIABILITY ARISING OUT OF ANY PRODUCT MADE BY UTC OR ITS SUBLICENSEES UNDER THE INTELLECTUAL PROPERTY.

     7. Governing Law. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might be applicable under the principles of conflicts of law), as to all matters, including but not limited to matters of validity, construction, effect and performance.

     8. Notices. Unless otherwise specifically provided herein, all notices, consents, demands, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any party hereto shall be in writing and shall become effective when telecopied (provided a copy thereof is placed in the U.S. mail, postage prepaid, within 24 hours after telecopied), delivered by hand or overnight courier or three (3) business days after being mailed by registered first-class mail, postage prepaid, return receipt requested, and addressed to such party as provided below or at such other address as shall have been designated by such party for purposes of notice hereunder by notice to the other party hereto:

     If to UTMC:

          UTMC Microelectronic Systems Inc.
          4350 Centennial Boulevard
          Colorado Springs, Colorado, 80907
          Telecopier: 719-594-5541
          Attention: President

     With required copy to:

          Aeroflex, Incorporated
          35 South Service Road
          Plainview, New York 11803
          Telecopier: 516-694-4823
          Attention: President

     If to UTC:

          United Technologies Corporation
          Hamilton Standard Division
          One Hamilton Road, M/S 1-3-BC27
          Windsor Locks, CT  06096-1010
          Fax:  860-654-2619
          Attention:  President's Office

          With required copy to:

          United Technologies Corporation
          Hamilton Standard Division
          One Hamilton Road, M/S 1-3-BC27
          Windsor Locks, CT  06096-1010
          Fax:  860-654-2621
          Attention:  Vice President, Contracts and Counsel

     9. No Third-Party Beneficiaries. This Agreement is intended solely for the benefit of the parties hereto and is not intended to confer benefits upon, or create any rights in favor of, any third person or entity and no such third party or entity may bring a claim based on rights or obligations set forth herein.

     10. Waiver. Waiver by any party of strict performance of any provision of this Agreement shall not be a waiver of or prejudice the party's right to require strict performance of the same provision in the future. Any waiver, to be effective, must be in writing and signed by the party waiving compliance.

     11. Legally Binding. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives, successors and permitted assigns. Subject to the provisions of Section 4, UTMC may assign its rights and obligations under this Agreement. UTC may not assign or otherwise transfer any of its rights or obligations hereunder; provided, that UTC may assign this Agreement to any Person resulting from the merger or consolidation of UTC with such Person or to any Person that acquires all or substantially all of UTC's assets as a going concern, as long as such Person assumes the obligations of UTC. In the event of any such assignment of this Agreement by UTC, UTC (to the extent it shall continue in existence) shall guarantee the performance of the assignee's obligations hereunder.

     12.   Remedies.

     (a) The parties acknowledges that a breach of this Agreement by a party may cause irreparable and continuing damage to the other party and agree that such other party shall therefore be entitled to injunctive or other equitable relief, without the necessity of posting a bond, from any court of competent jurisdiction restraining any further violation of this Agreement and that such injunctive relief shall be cumulative and in addition to any other rights or remedies to which the non-breaching party may be entitled.

     (b) UTMC shall have the right to terminate this Agreement if UTC is in material breach of this Agreement and such breach remains uncured for a period of sixty (60) days following written notice thereof to UTC by UTMC.

     13. Entire Agreement. This Agreement, together with Attachment 1, embody the entire agreement of the parties with regard to the subject matter of this Agreement. This Agreement supersedes all prior communications, representations, or agreements, verbal or written, between the parties to it and may not be amended except in a writing signed by the party affected by the change.

     14. Severability. If any provision of this Agreement is found by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remainder of this Agreement will not be affected and shall continue in effect and be enforceable to the fullest extent permitted by law.

     15. Consent to Jurisdiction. UTC and UTMC each irrevocably consent that any legal action or proceeding against either of them under, arising out of or in any manner relating to, this Agreement may be brought in any court of the State of New York located within Nassau County or New York County or in the United States District Court for the Eastern or Southern District of New York. UTC and UTMC by the execution and delivery of this Agreement expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding. UTC and UTMC further irrevocably consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by any other manner provided for in Section 8. UTC and UTMC hereby expressly and irrevocably waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or inconvenient forum or any similar basis. Nothing in this Section shall affect or impair in any manner or to any extent the right of either party to commence legal proceedings or otherwise proceed against the other in any jurisdiction or to serve process in any manner permitted by law.

     16.   Indemnification.

     (a) UTMC shall indemnify, defend and hold harmless UTC and its officers, directors, employees and affiliates, on an after-tax benefit basis, from and against any claims, liabilities, losses, damages or expenses that are caused by or arise out of any breach or default in the performance by UTMC of any covenant or agreement of UTMC contained herein.

     (b) UTC shall indemnify, defend and hold harmless UTMC and its officers, directors, employees and affiliates, on an after-tax benefit basis, from and against any claims, liabilities, losses, damages or expenses that are caused by or arise out of any breach or default in the performance by UTC of any covenant or agreement of UTC contained herein.

     17. No Consequential Damages. Notwithstanding anything to the contrary contained in this Agreement, in no event shall a party hereto be liable to another for any special, punitive, incidental or consequential damages.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.



                         UNITED TECHNOLOGIES CORPORATION
                         Hamilton Standard Division


                         By: /s/ Chester Paul Beach, Jr.
                            ---------------------------------------------
                            Name:   Chester Paul Beach, Jr.
                            Title:  Vice President, Contracts and Counsel


                         UTMC MICROELECTRONIC SYSTEMS INC.

                         By:/s/  Michael Gorin
                            ---------------------------------------------
                                 Name:
                                 Title: